Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events	Subsequent events
In January 2024, the Company took delivery of three newbuilding vessels, “Mount Bandeira,” “Mount Hua” and “Mount Elbrus,” from New Times Shipyard, resulting in a total delivered fleet of nine vessels, with three additional vessels to be delivered in 2024. The time charters with the respective charterers commenced shortly thereafter.

In January 2024, an addendum was entered into with Drew in relation to the revolving credit facility, effective December 18, 2023, to: (i) reduce the amount available under the facility from January 1, 2024 to $10.0 million, (ii) extend the timeframe to drawdown from the facility to December 31, 2024 and the latest repayment date to December 31, 2025, and (iii) change interest to Term Secured Overnight Financing Rate (“SOFR”) plus a margin of 8% per annum. As of December 31, 2023, the revolving credit facility remains undrawn.

In February 2024, the Board approved a cash distribution of $0.01 for January 2024 which was paid in March 2024. The distribution was made from the Company's Contributed Surplus account. In January 2024, the shareholders, at a Special General Meeting, approved the transfer of $97.9 million to the Company’s Contributed Surplus Account from the Company's Share Premium account (Additional paid-in capital in the Company’s Consolidated Statement of Changes in Shareholder’s Equity).

In February 2024, the Board approved a grant of 115,000 share options to key human resources and one director. The share options granted have a five-year term and cliff vest three years from the grant date. The exercise price is $8.00 per share and will be reduced by any dividends and cash distributions paid.
In March 2024, the Board approved a cash distribution of $0.03 per share for February 2024 which will be paid in April 2024. The distribution will be made from the Company's Contributed Surplus account.